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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                January 16, 2002

CITY NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)
Delaware	1-10521	95-2568550
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification number)
City National Center 400 North Roxbury Drive, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code	(310) 888-6000
Not applicable

(former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

    On January 16, 2002, City National Corporation issued a press release reporting its financial results for the quarter and twelve months ended December 31, 2001.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99.1
Press release dated January 16, 2002 reporting financial results for the quarter and twelve months ended December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION
January 17, 2002	/s/ Frank P. Pekny Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

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FORM 8-K
Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES